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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
             the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant    /X/

Filed by a Party other than the Registrant  / /


Check the appropriate box:
/ /  Preliminary Information Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
/X/  Definitive Information Statement


                        THE PRUDENTIAL SERIES FUND, INC.
                (Name of Registrant As Specified In Its Charter)

   (Name of Person(s) Filing Information Statement, if other than Registrant)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(4)  Date Filed:

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                        THE PRUDENTIAL SERIES FUND, INC.
                   SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO


                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077


                                FEBRUARY 4, 2004


To The Contract Owners:

On November 19, 2003, at a regular meeting of the Board of Directors of The Prudential Series Fund, Inc. (the Fund), the Directors approved a new subadvisory agreement for the Fund's SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio). The parties to the subadvisory agreement are Prudential Investments LLC, the Fund's investment manager, and Goldman Sachs Asset Management, L.P. (GSAM). This information statement describes the circumstances surrounding the Board's approval of the new subadvisory agreement and provides you with an overview of its terms. Prudential Investments LLC will continue as your Fund's investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadviser.

By order of the Board,


Jonathan D. Shain
SECRETARY

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                        THE PRUDENTIAL SERIES FUND, INC.
                   SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
                                 (800) 778-2255


                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077


                              INFORMATION STATEMENT
                                 FEBRUARY 4, 2004


This information statement is being furnished to contract owners investing in the SP Goldman Sachs Small Cap Value Portfolio (the Portfolio) which is a series of The Prudential Series Fund, Inc. (the Fund), in lieu of a proxy statement, pursuant to the terms of an order issued by the Securities and Exchange Commission (SEC). The order permits the Fund's manager to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Directors, without obtaining shareholder approval.

The Fund is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Maryland corporation. The Fund's directors are referred to here as the "Board," "Board Members" or "Directors." The Fund's principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


We are providing contract owners investing in the Portfolio as of January 20, 2004 with this information statement. This information statement relates to the approval by the Directors of a new subadvisory agreement dated January 20, 2004 between Prudential Investments LLC (PI) and Goldman Sachs Asset Management, L.P.
(GSAM) with respect to the Portfolio (the Subadvisory Agreement, a copy of which is attached hereto as Exhibit A). GSAM replaced Fidelity Management and Research Company (Fidelity), which had served as the Portfolio's subadviser since the inception of the Portfolio in 2000. The subadvisory agreement between PI and Fidelity terminated effective at the close of business on January 19, 2004, at which time GSAM assumed responsibility for managing the Portfolio's assets. The previous subadvisory agreement between PI and Fidelity was last approved by the Directors, including a majority of the Directors who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Directors), on May 27, 2003.

The Fund will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or about February 4, 2004.


THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


THE MANAGER

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's manager under a management agreement dated as of September 5, 2002. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion. Information concerning the Fund's current management arrangements can be found in Exhibit B. Information concerning officers of the Fund is set forth in Exhibit C.

SHAREHOLDER REPORTS

The Fund's most recent annual report for the fiscal year ended December 31, 2003 has been sent to contract owners. The Fund's most recent annual and semi-annual reports may be obtained without charge by writing the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling
(800) 778-2255 (toll free).

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                            NEW SUBADVISORY AGREEMENT

On November 19, 2003, the Directors, including the Independent Directors, unanimously approved the Subadvisory Agreement and the selection by PI of GSAM to replace Fidelity as the Portfolio's subadviser. At that time, the Directors also unanimously approved termination of the previous subadvisory agreement between PI and Fidelity. The Directors decided to appoint GSAM as the Portfolio's new subadviser pursuant to a recommendation made by PI.

The Subadvisory Agreement contains terms and conditions similar to those of the subadvisory agreement with Fidelity, except as more fully described below under "Board Consideration of Subadvisory Agreement." See also "Terms of Subadvisory Agreement" below for a description of the new agreements. GSAM renders investment advice to the Portfolio in accordance with the investment objective and policies of the Portfolio as established by the Fund and also makes investment decisions to purchase and sell securities on behalf of the Portfolio, subject to the supervision of PI. PI, not the Portfolio, pays an advisory fee to GSAM. Therefore, the change in subadvisers does not mean any change in advisory fees paid by the Portfolio.

The Investment Company Act requires that a majority of a mutual fund's outstanding voting securities approve the Fund's subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of the Investment Company Act to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC's order, which is subject to a number of conditions, PI may enter into subadvisory agreements on behalf of certain funds without receiving prior shareholder approval.

On January 31, 2001, shareholders of the Fund authorized PI to enter into new subadvisory agreements without shareholder approval, and on November 29, 2000, the staff of the Division of Investment Management of the SEC confirmed that the Fund may rely on the 1996 order. Thus, execution and implementation of the Subadvisory Agreements did not require shareholder consent.

BOARD CONSIDERATION OF SUBADVISORY AGREEMENT

At a regular in-person meeting of the Board at which a majority of the Directors were in attendance (including a majority of the Independent Directors), the Board of Directors considered PI's recommendation that GSAM replace Fidelity as the subadviser to the Portfolio. The Directors reviewed performance, compliance and organizational materials regarding GSAM, and representatives of GSAM and PI made formal presentations to the Directors.

The Directors unanimously approved the new Subadvisory Agreement with GSAM and concluded that it was in the best interests of the Portfolio and its investors. In making that determination, the Directors considered the following factors, among others:
              - The performance of Fidelity, which was generally lower than the performance of benchmark indexes and the median of peer funds during the past several years;
              - The performance of GSAM, which demonstrated historically strong and consistent performance relative to industry benchmarks and other investment advisers specializing in small cap value stocks;
              - GSAM's portfolio management team, which has considerable experience in investing in small cap value stocks; and
              - The disciplined process used by GSAM for the identification and selection of portfolio securities.


The Directors reviewed the terms of the Subadvisory Agreement. The material terms of the Subadvisory Agreement are substantially the same as those in the prior subadvisory agreement in effect with Fidelity, except the fees. The fee paid by PI to GSAM is lower than the fee paid by PI to Fidelity. In approving the Subadvisory Agreement, the Directors considered the fact that PI had subsidized the Portfolio's expenses from its inception until recently, that PI's profitability on the Portfolio was relatively low due to the relatively low asset level of the Portfolio, and that the dollar amount of the increase to PI would be relatively small due to the Portfolio's asset size. For the fiscal year ended December 31, 2003, Fidelity received $827,818 for advising the Portfolio.


Based upon their review, the Directors concluded that the Subadvisory Agreement were in the best interests of the Portfolio and its investors. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Directors, including the Independent Directors, unanimously approved the Subadvisory Agreement.

INFORMATION CONCERNING GOLDMAN SACHS

GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company, managed approximately $337.2 billion in assets as of September 30, 2003. GSAM's' address is 32 Old Slip, 23rd floor, New York, New York 10005.

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Exhibit D contains information about the other mutual funds managed by GSAM with investment objectives and strategies similar to those of the Portfolio. Exhibit
D also lists the principal executive officers and directors of Goldman Sachs.

TERMS OF THE SUBADVISORY AGREEMENT

The following summary of the Subadvisory Agreement is qualified in its entirety by reference to the copy of the Subadvisory Agreement attached as Exhibit A to this information statement.

Under the Subadvisory Agreement, GSAM is compensated by PI (and not the Fund) at an annual rate of 0.50% for the first $500 million in assets, and 0.45% for assets over $500 million. The Subadvisory Agreement provides that, subject to PI's and the Board of Directors' supervision, GSAM is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Directors. In accordance with the requirements of the Investment Company Act, GSAM will provide PI with all books and records relating to the transactions they execute and render to the Directors such periodic and special reports as the Board of Directors may reasonably request.

The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Directors, including the approval by a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Fund's management agreement with PI, and (3) the Subadvisory Agreement may be terminated at any time by GSAM or PI on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of their obligations and duties thereunder, GSAM will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

SHAREHOLDER PROPOSALS

As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders and the Directors currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Fund's Articles of Incorporation. A shareholder proposal intended to be presented at any meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Directors' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Jonathan D. Shain
SECRETARY


Dated: February 4, 2004


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                                                                       EXHIBIT A

                        THE PRUDENTIAL SERIES FUND, INC.

                   SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO

                              SUBADVISORY AGREEMENT

Agreement made as of this 20th day of January, 2004 between Prudential Investments LLC ("PI" or the "Manager"), a New York limited liability company, and Goldman Sachs Asset Management, L.P., a unit of the Investment Management Division of Goldman, Sachs & Co. ("GSAM" or the "Subadviser"),


WHEREAS, the Manager has entered into a Management Agreement (the "Management Agreement") dated April 3, 2002, with The Prudential Series Fund, Inc., a Maryland corporation (the "Fund") and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the "Fund") and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time provided that any such changes are explicitly communicated to and agreed upon by the Subadviser, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct (the "Portfolio"), and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Articles of Incorporation, By-Laws and Prospectus of the Fund provided to it by the Manager (the "Fund Documents") and with the instructions and directions of the Manager and of the Board of Directors of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance, and conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal laws and regulations. Notwithstanding the foregoing, the Subadviser shall have no responsibility to monitor compliance with limitations or restrictions specifically applicable to the Fund unless such limitations or restrictions are provided to the Subadviser in writing. The Subadviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio. In connection therewith, the Subadviser shall be responsible for the preparation and filing of
Schedule 13-G and Form 13-F reflecting the Portfolio's securities holdings. The Subadviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as the parties may expressly agree to in writing. The Manager shall provide Subadviser timely with copies of any updated Fund documents. Any amendments to the foregoing documents will not be deemed effective with respect to the Subadviser until the Subadviser's receipt thereof.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will seek to obtain best execution for the Fund. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants ("FCMs") who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers and FCMs (including, to the extent legally permissible, broker-dealers and FCMs affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the

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overall responsibilities of the Manager (or the Subadviser) with respect to the
Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

In connection with its management of the Portfolio and consistent with its fiduciary obligation to the Fund and other clients, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be, over time, the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it for the portfolio as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v) Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Subadviser designated by the Subadviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other then for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

The Subadviser or an affiliate shall provide the Fund's Custodian on each business day with such information as the Custodian reasonably requests and the Subadviser reasonably agrees to provide relating to transactions concerning the Portfolio, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(b) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund as required by the 1940 Act are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c) In connection with its duties under this Agreement and limited solely to the portion of the Fund the Subadviser manages, the Subadviser agrees to maintain compliance procedures designed to maintain compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal securities regulations.

(d) The Subadviser shall be responsible for the voting of all shareholder proxies and corporate actions with respect to the investments and securities held in the Fund's portfolio pursuant to its internal procedures, subject to such reporting and other requirements as shall be reasonably established by the Manager.

(e) Upon reasonable request from the Manager, the Subadviser (through a qualified person) will reasonably assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued; however, Manager acknowledges, that Manager or its pricing agents shall assume all responsibility for valuation decisions.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information, as agreed upon with the Subadviser, to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund (based on procedures or arrangements agreed upon by the Subadviser and the Manager), and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Directors of the Fund that affect the duties of the Subadviser).

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3. For the services provided and the expenses assumed pursuant to this
Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager. In computing the fee to be paid to the Subadviser, the net asset value of the Portfolio shall be valued as set forth in the Prospectus. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

4. The Manager has furnished the Subadviser with true, correct and complete copies of each of the following documents:

(a) The Articles of Incorporation of the Fund, as in effect on the date hereof;

(b) The By-Laws of the Fund, as in effect on the date hereof;

(c) The resolutions of the Directors approving the engagement of the Subadviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d) The resolutions of the Directors selecting the Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e) The Management Agreement;

(f) The Code of Ethics of the Fund and of the Investment Manager, as in effect on the date hereof; and

(g) A list of companies the securities of which are not to be bought or sold for the Portfolio.

5. The parties hereto understand that any information or recommendation supplied by the Subadviser in connection with the performance of its obligation hereunder is to be regarded as confidential and for use only by the Manager, the Fund or such persons the Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Subadviser in connection with the performance of its obligation hereunder, particularly, but not limited to, any list of securites which may be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provided investment advice and other services of the Portfolio.

6. Each party hereto hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and (ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

7. The Subadviser and its affiliated persons and controlling persons shall not be liable for any error of judgment or for any loss suffered by the Fund, including the Portfolio, or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws.

The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws, or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus covering shares of the Fund, Fund marketing materials and advertising, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Subadviser, or any affiliated person of the Subadviser or other than upon verbal information confirmed by the Subadviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Without limiting the foregoing, the Subadviser shall have no liability for any act or omission taken by the Manager, another Subadviser, or any other third party, in respect of any portion of the Fund's assets not managed by the Subadviser pursuant to this Agreement.

The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Subadviser to the Investment Manager, the Portfolio, the Fund or any affiliated person of the Investment Manager, the Portfolio or the Fund or upon verbal confirmation confirmed by the Subadviser in writing, or to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the 1940 Act; provided, however, that in no case is the Subadviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

8. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077,
Attention: Secretary; or (3) to the Subadviser at 32 Old Slip, 17th Floor, 1 Financial Square, New York, NY 10005, Attention: Scott Kilgallen.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material without the Subadviser's prior written approval. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

It is understood that the name "Goldman, Sachs & Co." or "Goldman Sachs" or any derivative thereof, any tradename, trademark, trade device, service mark, symbol or logo associated with those names are the valuable property of the Subadviser or its affiliates and that the Manager has the right to use to such name (or derivative or logo), in offering materials or promotional or sales-related materials of the Fund, only with the prior written approval of the Subadviser, such approval not to be unreasonably withheld, and for so long as the Subadviser is Subadviser of the Fund with respect to the Portfolio. Notwithstanding the foregoing, the Subadviser's approval is not required when (i) previously approved materials are re-issued with minor modifications, (ii) the Manager and Sub-Adviser identify materials which they jointly determine do not require the Subadviser's approval and (iii) used as required to be disclosed in the registration statement of the Fund. Upon termination of this Agreement, the Fund and the Manager shall forthwith cease to use such name (or derivative or logo), although the Manager may continue to use such name (or derivative or logo) as permitted by other then current subadvisory agreements in which the Manager and Subadviser have executed.

11. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

12. The provisions of this Agreement shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the 1940 Act and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the 1940 Act.

13. This Agreement shall be governed by the laws of the State of New York.

14. Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Schedule A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the 1940 Act and rules and regulations promulgated and orders granted thereunder.

15. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16. Each provision of this Agreement is intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.



IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC
By:      /s/Robert F. Gunia
Name:    Robert F. Gunia
Title:   Executive Vice President


GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:      /s/James A. McNamara
Name:    James A. McNamara
Title:   Managing Director

                                   SCHEDULE A

                        THE PRUDENTIAL SERIES FUND, INC.

                      SP GOLDMAN SACHS SMALL CAP PORTFOLIO

As compensation for services provided by Goldman Sachs Asset Management, L.P. ("GSAM"), Prudential Investments LLC will pay GSAM a fee equal, on an annualized basis, to the following:

PORTFOLIO NAME                                           ADVISORY FEE
SP Goldman Sachs Small Cap              0.50% for first $500 million in assets;
Value Portfolio                            0.45% over $500 million in assets(1)


Dated as of January 20th, 2004.


----------
(1) For purposes of fee calculation, the assets managed by GSAM in the SP Goldman Sachs Small Cap Value Portfolio will be aggregated with the assets managed by GSAM in the American Skandia Trust AST Goldman Sachs Small Cap Value Portfolio.

                                                                       EXHIBIT B

                             MANAGEMENT OF THE FUND

THE MANAGER

Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's Manager under a management agreement (the Management Agreement) dated as of September 5, 2002, and renewed thereafter as required by the Investment Company Act.

The Management Agreement was last approved by the Directors of the Fund, including a majority of the Directors who were not parties to the agreement and were not interested persons of those parties (as defined in the Investment Company Act) on May 27, 2003. The Management Agreement was approved by contract owners on January 31, 2001.

TERMS OF THE MANAGEMENT AGREEMENT

Pursuant to the Management Agreement for the Fund, PI is subject to the supervision of the Directors and, in conformity with the stated policies of the Fund, manages both the investment operations of the Fund, and the composition of the Fund's portfolios, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Manager reviews the performance of all subadvisers, and makes recommendations to the Directors with respect to the retention and renewal of agreements. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian and Prudential Mutual Fund Services LLC (PMFS), the Fund's transfer and dividend disbursing agent. The management services of PI for the Fund are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

PI has authorized any of its directors, officers and employees who have been elected as Directors or officers of the Fund to serve in the capacities in which they have been elected. All services furnished by PI under the Management Agreement may be furnished by any such directors, officers or employees of PI.

In connection with its management of the business affairs of the Fund, PI bears the following expenses:

(a) the salaries and expenses of all of its and the Fund's personnel, except the fees and expenses of Directors who are not affiliated persons of PI or the Fund's subadviser;

(b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

(c) the fees payable to each subadviser pursuant to the subadvisory agreement between PI and each subadviser.

For its services, PI is compensated by the Fund at the rate of 0.80% of the Portfolio's average daily net assets.

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's subadviser, (c) the fees and certain expenses of the Fund's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing Fund shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and qualifying the Fund's shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of contract owner and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to contract owners in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the Fund.

INFORMATION ABOUT PI

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

PI acts as manager for the following investment companies, in addition to the
Fund:

Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity
Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Target Portfolio Trust.

PI'S DIRECTORS AND OFFICERS

The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME                                POSITION WITH PI                                     PRINCIPAL OCCUPATIONS
Robert F. Gunia         Executive Vice President and Chief          Executive Vice President & Chief Administrative Officer, PI;
                        Administrative Officer                      Vice President, Prudential Insurance Company of America
                                                                    (Prudential Insurance); President, Prudential Investment
                                                                    Management Services LLC (PIMS); Executive Vice President,
                                                                    Chief Administrative Officer and Director of American Skandia
                                                                    Investment Services, Inc.; Executive Vice President and
                                                                    Director of American Skandia Fund Services, Inc.; Executive
                                                                    Vice President and Director of American Skandia Advisory
                                                                    Services, Inc.

William V. Healey       Executive Vice President and Chief Legal    Executive Vice President and Chief Legal Officer, PI; Vice
                        Officer                                     President and Associate General Counsel, Prudential
                                                                    Insurance; Senior Vice President, Chief Legal Officer and
                                                                    Secretary, PIMS; Executive Vice President and Chief Legal
                                                                    Officer of American Skandia Investment Services, Inc.,
                                                                    Executive Vice President and Chief Legal Officer of American
                                                                    Skandia Fund Services, Inc.; Executive Vice President and
                                                                    Chief Legal Officer of American Skandia Advisory Services,
                                                                    Inc.

Keitha L. Kinne         Executive Vice President                    Executive Vice President, PI; Executive Vice President and
                                                                    Director of American Skandia Investment Services, Inc. and
                                                                    Executive Vice President and Director of American Skandia
                                                                    Advisory Services, Inc.

Kevin B. Osborn         Executive Vice President                    Executive Vice President, PI; Executive Vice President and
                                                                    Director of American Skandia Investment Services, Inc. and
                                                                    Executive Vice President and Director of American Skandia
                                                                    Advisory Services, Inc.

Stephen Pelletier       Executive Vice President                    Executive Vice President, PI.

Judy A. Rice            Officer-in-Charge, President, Chief         Officer-in-Charge, President, Chief Executive Officer and
                        Executive Officer and Chief Operating       Chief Operating Officer, PI; Officer-in-Charge, Director,
                        Officer                                     President, Chief Executive Officer and Chief Operating
                                                                    Officer of American Skandia Investment Services, Inc.;
                                                                    Officer-in-Charge, Director, President and Chief Executive
                                                                    Officer of American Skandia Fund Services, Inc.;
                                                                    Officer-in-Charge, Director, President, Chief Executive
                                                                    Officer and Chief Operating Officer of American Skandia
                                                                    Advisory Services, Inc.

Philip N. Russo         Executive Vice President, Chief Financial   Executive Vice President, Chief Financial Officer and
                        Officer and Treasurer                       Treasurer, PI; Director of Jennison Associates LLC; Executive
                                                                    Vice President and Director of American Skandia Investment
                                                                    Services, Inc. and Executive Vice President and Director of
                                                                    American Skandia Advisory Services, Inc.

Lynn M. Waldvogel       Executive Vice President                    Executive Vice President, PI; Chief Financial Officer and
                                                                    Director of American Skandia Fund Services, Inc.; Executive
                                                                    Vice President, Chief Financial Officer and Director of
                                                                    American Skandia Advisory Services, Inc.

THE TRANSFER AGENT


The Fund's transfer agent is Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830. PMFS received $4,320 for its services in connection with the Portfolio during the fiscal year ended December 31, 20032.


BROKERAGE

During the fiscal year ended December 31, 2003, the Portfolio paid no commissions to Prudential Securities Incorporated or any other affiliated broker.

                                                                       EXHIBIT C

                               OFFICER INFORMATION

NAME (AGE)                             OFFICE(S) WITH THE FUND                          PRINCIPAL OCCUPATIONS
David R. Odenath, Jr. (45)       President                          President of Prudential Annuities (since August 2002);
                                                                    Executive Vice President (since May 2003) of American Skandia
                                                                    Investment Services, Inc; Chief Executive Officer and
                                                                    Director (since May 2003) of American Skandia Life Assurance
                                                                    Corporation, American Skandia Information Services and
                                                                    Technology Corporation and Skandia U.S. Inc.; President,
                                                                    Chief Executive Officer and Director (since May 2003) of
                                                                    American Skandia Marketing, Inc.; Formerly President, Chief
                                                                    Executive Officer, Chief Operating Officer and
                                                                    Officer-In-Charge (1999-2003) of PI; Senior Vice President
                                                                    (since June 1999) of Prudential; formerly Senior Vice
                                                                    President (August 1993-May 1999) of PaineWebber Group, Inc.

Robert F. Gunia (57)             Vice President                     Chief Administrative Officer (since June 1999) of PI;
                                                                    Executive Vice President and Treasurer (since January 1996)
                                                                    of PI; President (since April 1999) of PIMS; Corporate Vice
                                                                    President (since September 1997) of Prudential Insurance;
                                                                    Director, Executive Vice President and Chief Administrative
                                                                    Officer (since May 2003) of American Skandia Investment
                                                                    Services, Inc, American Skandia Advisory Services, Inc., and
                                                                    American Skandia Fund Services, Inc.; formerly Senior Vice
                                                                    President (March 1987-May 1999) of Prudential Securities
                                                                    Incorporated (Prudential Securities); Vice President and
                                                                    Director (since May 1989) and Treasurer (since 1999) of The
                                                                    Asia Pacific Fund, Inc.

Grace C. Torres (44)             Treasurer and Principal Financial  Senior Vice President (since January 2000) of PI; Senior Vice
                                 and Accounting Officer             President and Assistant Treasurer (since May 2003) of
                                                                    American Skandia Investment Services, Inc. and American
                                                                    Skandia Advisory Services, Inc.; formerly First Vice
                                                                    President (December 1996-January 2000) of PI and First Vice
                                                                    President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (45)           Secretary                          Vice President and Corporate Counsel (since August 1998) of
                                                                    Prudential; Vice President and Assistant Secretary (since May
                                                                    2003) of American Skandia Investment Services, Inc. and
                                                                    American Skandia Fund Services, Inc.; formerly Attorney with
                                                                    Fleet Bank, N.A. (January 1997-July 1998).

Marguerite E.H. Morrison (47)    Assistant Secretary and Chief      Vice President and Chief Legal Officer-Mutual Funds and Unit
                                 Legal Officer                      Investment Trusts (since August 2000) of Prudential
                                                                    Insurance; Senior Vice President and Secretary (since April
                                                                    2003) of PI; Senior Vice President and Secretary (since May
                                                                    2003) of American Skandia Investment Services, Inc., American
                                                                    Skandia Advisory Services, Inc., and American Skandia Fund
                                                                    Services, Inc.; Vice President and Assistant Secretary of
                                                                    PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI,
                                                                    Vice President and Associate General Counsel (December
                                                                    1996-February 2001) of PI.

Jeffrey Scarbel (39)             Assistant Treasurer                Vice President (since November 2000) of PI; formerly Director
                                                                    (October 1996-November 2000) of PI.

Maryanne Ryan (40)               Anti-Money Laundering Compliance   Vice President, Prudential Insurance (since November 1998),
                                 Officer                            First Vice President Prudential Securities (March 1997-May
                                                                    1998); Anti-Money Laundering Officer (since 2003) of American
                                                                    Skandia Investment Services, Inc., American Skandia Advisory
                                                                    Services, Inc. and American Skandia Marketing, Inc.

                                                                       EXHIBIT D

                           OTHER FUNDS MANAGED BY GSAM

The following table sets forth information relating to the other registered investment company portfolios for which GSAM acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Portfolio.

                                                      ANNUAL MANAGEMENT FEE                  APPROXIMATE NET
FUND                                              (AS A % OF AVERAGE NET ASSETS)          ASSETS AS OF 12/31/03
Goldman Sachs Small Cap Value Fund                            1.00%                         $ 1,214,680,000.00
AST Goldman Sachs Small Cap Value Portfolio                   0.95%                         $   344,147,070.24

                           MANAGEMENT OF GOLDMAN SACHS

The table below lists the name, address, position and principal occupation during the past five years of the principal executive officers and directors of The Goldman Sachs Group, Inc.

                                                          POSITION WITH GOLDMAN SACHS
NAME AND ADDRESS*                                          AND PRINCIPAL OCCUPATION
Henry M. Paulson, Jr.               Chairman and Chief Executive Officer (since May 1999); Director (since 1998).

Lloyd C. Blankfein                  President and Chief Operating Officer (since January 2004); Vice Chairman
                                    (since April 2002); Co-Head of Fixed Income, Currency and Commodities Division
                                    and Equities Division (1997-April 2002).

Robert S. Kaplan                    Vice Chairman (since April 2002); Co-Head of the Investment Banking Division
                                    (1999-2001); Co-Chief Operating Officer of global Investment Banking
                                    (1998-1999).

Robert K. Steel                     Vice Chairman (since April 2002); Head of Equities Division (January 2002 -
                                    April 2002); Co-Head of Equities Division (1998-2001).

David A. Viniar                     Chief Financial Officer and Executive Vice President (since May 1999); Head of
                                    Operations, Technology and Finance Division (since December 2002); Head of
                                    Finance Division and Co-Head of Credit Risk Management and Advisory and
                                    Firmwide Risk (December 2001-December 2002); Co-Head of Operations, Finance
                                    and Resources (March 1999-December 2001).

Gregory K. Palm                     General Counsel, Executive Vice President and Head and Co-Head of Legal
                                    Department (since 1999).

Esta E. Stecher                     General Counsel, Executive Vice President or Co-Head of Legal Department
                                    (since December 2000); Head of Tax Department (1994-2000).

Kevin W. Kennedy                    Executive Vice President of Human Capital Management (since December 2001);
                                    Member of the Executive Office (1999-2001); Head of the Americas Group
                                    (1994-1999).

The following individuals are involved with the Investment Management Division of Goldman Sachs which is responsible for this product.

Peter S. Kraus                      Co-Head of Investment Management Division (since June 2001); Co-Head of
                                    Private Wealth Management, Investment Management Division (February 2001-June
                                    2001); Co-Head of Financial Institutions Group, Investment Banking Division
                                    (February 1998-February 2001).

Gary D. Black                       Managing Director and Global Chief Investment Officer for Fundamental Equity
                                    and Fixed Income (since July 2002); Managing Director, Head of U.S.
                                    Institutional and 3rd Party Distribution and Marketing (June 2001-July 2002);
                                    Executive Vice President, Co-Head of Global Institutional Marketing and Client
                                    Service (October 2000-June 2001) and Managing Director, U.S. Sales & Marketing
                                    (January 1999-September 2000) of Alliance Capital Management L.P./Sanford C.
                                    Bernstein & Company.

Eileen Rominger                     Managing Director and Senior Portfolio Manager (since August 1999); Managing
                                    Director (August 1981-August 1999) of Oppenheimer & Company.

Caroline H. Taylor                  Managing Director (since November 2000); Head of Global Trading (since
                                    September 2003); Executive Director (September 1998-November 2000) of Goldman
                                    Sachs Asset Management International.

*The address of each person is 85 Broad Street, New York, NY 10004 and 32 Old Slip, New York, NY 10005.

                                       D-2